UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 23, 2006
Integrity Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia	333-95335	58-2508612

(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
11140 State Bridge Road, Alpharetta, Georgia 30022
(Address of Principal Executive Offices, including Zip Code)
(770) 777-0324
(Registrant’s Telephone Number, including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On January 24, 2006 Integrity Bancshares, Inc. (the “Registrant”) announced financial results for the quarter and year ended December 31, 2005. A copy of the press release announcing the Registrant’s results for the quarter and year ended December 31, 2005 is attached hereto as Exhibit 99.1.
     The information set forth above, including exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific references in such filings.
Item 5.02. Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers.
     Jeffery L. Sanders, the Registrant’s Chief Financial Officer, tendered his resignation on January 23, 2006 to pursue other opportunities. Mr. Sanders has agreed to continue his employment with the Registrant until the end of February 2006 to facilitate a smooth transition of his duties. The Registrant has begun a search for Mr. Sanders’ replacement.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits.
99.1	Press Release of Registrant, dated January 24, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 26, 2006	INTEGRITY BANCSHARES, INC.
	By:	/s/ Jeffery L. Sanders
Jeffery L. Sanders
Chief Financial Officer

Exhibit Index

Exhibit
Number	Description of Document
99.1	Press Release of Registrant, dated January 24, 2006